Exhibit 99.1

NEWS RELEASE
Contacts: Select Energy Services
Chris George—VP, Investor Relations & Treasurer
(713) 296-1073
IR@selectenergy.com

FOR IMMEDIATE RELEASE	Dennard Lascar Investor Relations
Ken Dennard / Lisa Elliott 713-529-6600
WTTR@dennardlascar.com

SELECT ENERGY SERVICES ENTERS INTO DEFINITIVE AGREEMENT TO ACQUIRE NUVERRA ENVIRONMENTAL SOLUTIONS AND CLOSES ON THE ACQUISITION OF THE U.S. ONSHORE ASSETS OF HB RENTALS

Further strengthens Water Services segment through market consolidation, geographic expansion and increased weighting to production-related solutions

Addition of sizable pipeline and disposal infrastructure footprint across the Haynesville, Bakken and Northeast to bolster the Water Infrastructure segment, with meaningful opportunity for future gathering and recycling infrastructure development

Addition of landfill operations in North Dakota provides unique opportunity for service line expansion and industrial diversification

Significant opportunity for cost synergies provides meaningfully accretive financial benefits

HOUSTON, TX – December 13, 2021 – Select Energy Services, Inc. (NYSE: WTTR) (“Select” or “the Company”), a leading provider of sustainable full life cycle water and chemical solutions to the U.S. unconventional oil and gas industry, today announced that it has entered into an agreement to acquire Nuverra Environmental Solutions, Inc. (NYSE American: NES) (“Nuverra”) for total consideration of approximately $45 million, including the assumption of approximately $20 million of long-term debt, net of cash. Under the terms of the agreement, Nuverra stockholders will receive approximately 4.2 million shares of Select Class A common stock in exchange for all outstanding shares of Nuverra.

The transaction was unanimously approved by each of Select’s and Nuverra’s board of directors and is expected to close in the first quarter of 2022, subject to customary closing conditions and the approval of Nuverra’s stockholders. Additionally, Select has entered into a support agreement with holders of Nuverra stock who collectively represent approximately 85% of the outstanding voting shares of Nuverra to approve the transaction.

Nuverra is an energy-focused environmental solutions company, providing comprehensive, full-cycle environmental solutions, including the removal, treatment, recycling, transportation and disposal of restricted solids, fluids and hydrocarbons for exploration and production companies operating across the United States, including in the Bakken, Haynesville, Marcellus and Utica Shales.

Additionally, Select today announced that on December 3, 2021, it closed on the acquisition of the U.S. onshore rentals and accommodations operations of HB Rentals, L.C. (“HB”), a subsidiary of Superior Energy Services, Inc. (“Superior”). In consideration for this acquisition, Select issued 1.2 million shares of Class A common stock and paid $1.5 million in cash, subject to standard post-closing adjustments, to Superior to close the transaction. With current operations in the Permian, Haynesville, MidContinent, Northeast and Rockies regions, HB operates as a leading rentals and accommodations company with a footprint across the United States. Going forward, the Company expects to operate the HB assets within its Peak rentals and accommodations business within the Water Services segment.

John Schmitz, Select’s Chairman, President and CEO, stated, “We are excited to further expand Select’s world-class sustainable water services and infrastructure footprint through yet another attractive set of consolidation opportunities. These acquisitions represent a continuation of our strategic effort to improve and bolster our base business, advance our technology and diversification efforts, and execute on strategic consolidation opportunities. The Nuverra acquisition will strengthen our geographic footprint with a unique set of water logistics and infrastructure assets, particularly in the Bakken, Haynesville and Northeast, while continuing to expand our production related revenues. Additionally, the acquisition of HB’s onshore operations will add significant asset and regional breadth to our market leading rentals and accommodations business unit within our Water Services segment.

“With the Nuverra transaction, we will be adding more than 300,000 barrels per day of permitted daily disposal capacity in Texas, Louisiana, North Dakota, Montana and Ohio. When combined with our existing assets and other recent acquisitions, this brings our company-wide permitted daily disposal capacity to approximately 2.5 million barrels per day. Nuverra also owns and operates a 60-mile underground twin pipeline network in the Haynesville Shale in Texas and Louisiana for the collection of produced water for transport to interconnected disposal wells and the delivery or re-delivery of water from water sources to operator locations for use in well completion activities. More than 60% of Nuverra’s disposal volumes in the Haynesville are currently delivered via the pipeline network, with the ability to handle disposal volumes of more than 100,000 barrels per day. Additionally, Nuverra operates a landfill facility in North Dakota located on a 50-acre site. The facility provides a unique opportunity for Select to expand its capabilities into a new service offering. With current remaining available permitted capacity of approximately 1.3 million cubic yards, we believe the facility has the potential to be expanded up to a total of 5.8 million cubic yards of available capacity with additional permitting.

“Importantly, the Nuverra acquisition continues to build upon our recent M&A strategy, as seen with the acquisitions of Complete and Agua Libre, of consolidating sizable existing infrastructure portfolios that provide us with a significant footprint of recurring produced water volumes and meaningful optionality for incremental gathering and recycling infrastructure development across larger networked systems. Supported by our strong technology platform and our market leading position in sustainable full life cycle water and chemicals solutions, our FluidMatch™ capabilities provide a holistic approach to produced water sourcing, treatment and recycling, chemistry and logistical delivery. We believe there remains significant opportunity to further commercialize and transition these legacy infrastructure assets towards new sustainable strategies revolving around our water recycling and FluidMatch™ expertise in order to both limit waste and decrease freshwater demand in the industry, while simultaneously improving economic and production results for our customers. As we all know, water is vital to the health, economic, and social well-being of the communities we all live in and work in and our goal is to develop sustainable water solutions with a shared commitment to conservation. Ultimately, we view this captive supply of produced water as an alternative, sustainable water source and will continue to invest in the technology and infrastructure needed to provide these solutions to our customers.

“We continue to experience a strong recovery in activity and financial performance in the fourth quarter, buoyed by a robust commodity price environment and our recent acquisitions, and we remain excited about the opportunities that lie ahead in 2022. In total, upon completion of the Nuverra acquisition, we will have added an estimated nearly $300 million of incremental annualized run-rate revenue through M&A since the beginning of the third quarter of 2021. Consistent with our belief that consolidation in the oilfield service markets is a critical avenue to advance profitability in the industry, we also believe there are meaningful cost synergy opportunities to be gained from these acquisitions, including resolving the duplication of public company cost structures with Nuverra. We believe the acquisitions of Nuverra and HB, in conjunction with our other recent acquisitions of Complete, Agua Libre and UltRecovery, position us to see meaningful revenue and earnings growth in the year ahead. Even with this recent activity, we still maintain a strong balance sheet with a meaningful net cash position, backed by incremental revenue and gross profit. Ultimately, we look forward to realizing the benefits of these acquisitions across our scalable platform, and further developing and building upon this diversified portfolio of assets for our shareholders, customers, employees and other partners,” concluded Mr. Schmitz.

About Select Energy Services, Inc.

Select Energy Services is a leading provider of sustainable full life cycle water and chemical solutions to the unconventional oil and gas industry in the United States. Select provides for the sourcing and transfer of water, both by permanent pipeline and temporary hose, prior to its use in the drilling and completion activities associated with hydraulic fracturing, as well as complementary water-related services that support oil and gas well completion and production activities, including containment, monitoring, treatment and recycling, flowback, hauling, gathering and disposal. Select also develops and manufactures a full suite of specialty chemicals used in the well completion process and production chemicals used to enhance performance over the producing life of a well. Select currently provides services to exploration and production companies and oilfield service companies operating in all the major shale and producing basins in the United States. For more information, please visit Select’s website, http://www.selectenergy.com.

Advisors

Vinson & Elkins LLP is acting as legal counsel to Select in connection with the Nuverra acquisition. Energy Capital Solutions, LLC is acting as financial advisor to Select in connection with the Nuverra acquisition.

Cautionary Statement Regarding Forward-Looking Statements

All statements in this communication other than statements of historical facts are forward-looking statements which contain current expectations about future results. Statements using words such as “believe,” “expect,” “will,” “estimate” and other similar expressions help identify forward-looking statements. Although the Company and Nuverra believe that the expectations reflected, and the assumptions or bases underlying our forward-looking statements are reasonable, the Company and Nuverra can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause actual results, events or financial positions to differ materially from those included within or implied by such forward-looking statements. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized. Additional risks include: the satisfaction of the conditions to the consummation of the proposed transaction, the ability of the Company to successfully integrate Nuverra’s operations and employees and realize anticipated synergies and cost savings, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, and volatility in the price of oil, natural gas, and natural gas liquids. Factors that could materially impact such forward-looking statements include, but are not limited to: the severity and duration of world health events, including the COVID-19 pandemic, related economic repercussions and the resulting severe disruption in the oil and gas industry and negative impact on demand for oil and gas; actions by the members of OPEC+ with respect to oil production levels and announcements of potential changes in such levels, including the ability of the OPEC+ countries to agree on and comply with supply limitations; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of employees, remote work arrangements, performance of contracts and supply chain disruptions; the level of capital spending and access to capital markets by oil and gas companies, including significant recent reductions and potential additional reductions in capital expenditures by oil and gas producers in response to commodity prices and dramatically reduced demand; trends and volatility in oil and gas prices, and the ability to manage through such volatility; and other factors discussed in more detail in filings made by the Company and Nuverra with the U.S. Securities Exchange Commission (the “SEC”). Actual results and outcomes may differ materially from those expressed in such forward-looking statements. Investors should not place undue reliance on forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company and Nuverra undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file a registration statement on Form S-4, including a consent statement/prospectus of the Company and Nuverra, with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND NUVERRA ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND CONSENT STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY AND NUVERRA WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND THE RISKS ASSOCIATED WITH THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the consent statement/prospectus (when available) and other relevant documents filed by the Company and Nuverra with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the consent statement/prospectus and other relevant documents (when available) from www.selectenergy.com under the tab “Investors” and then under the heading “SEC Filings.”

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company, Nuverra and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of consents in connection with the proposed transaction. Information regarding the directors and executive officers of the Company is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 24, 2021, the Company’s definitive proxy statement for the 2021 annual meeting of stockholders filed with the SEC on March 25, 2021 and certain of its Current Reports on Form 8-K. You can obtain a free copy of these documents at the SEC’s website at www.sec.gov or by accessing Select’s website at http://www.selectenergy.com. Information regarding the directors and executive officers of Nuverra is contained in Nuverra’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 16, 2021, Nuverra’s Annual Report on Form 10-K/A for the year ended December 31, 2020, which was filed with the SEC on April 26, 2021, Nuverra’s definitive proxy statement for the 2021 annual meeting of stockholders filed with the SEC on May 17, 2021 and certain of its Current Reports on Form 8-K. You can obtain a free copy of these documents at the SEC’s website at http://www.sec.gov or by accessing Nuverra’s website at http://www.nuverra.com. Additional information regarding the interests of participants in the solicitation of consents in connection with the proposed transaction will be included in the consent statement/prospectus.

WTTR-PR